Common  Stock

C  1614                                                 9,999,999,999
                                 INTERNATIONAL
                               NURSING SERVICES

SEE REVERSE FOR CERTAIN DEFINITIONS AND RCF INFORMATION REGARDING AUTHORITY TO ISSUE STOCK OF MORE THAN ONE CLASS

NAME  CHANGE  TO  MEDIX  RESOURCES,  INC.
EFFECTIVE  2/28/98

INTERNATIONAL  NURSING  SERVICES,  INC.
Incorporated Under The Laws of The State Of Colorado

 THIS IS TO CERTIFY THAT ***COMPANY NAME TEST LINE***XXXXXX CUSIP 585011-10-9

                                S P E C I M E N

     is the owner of *** NINE MILLION NINE HUNDRED NINETY-NINE THOUSAND NINE
      HUNDRED NINETY-NINE AND NINE HUNDRED NINETY-NINE ONE THOUSANDTHS***

                            CERTIFICATION OF STOCK

Dated  3/25/1998

TRANSFER  FEE  $20.00


                     INTERNATIONAL NURSING SERVICES, INC.
                  Transfer Fee: $10.00 Per Certificate Issued

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN  COM - as tenants in common     UNIF GIFT MIN ACT - _______Custodian______
TEN  ENT  -  as  tenants  by the entireties           (cust)          (minor)
             under  Uniform  Gifts  to  Minors
JT TEN - as joint tenants with right of survivorship and not as tenants in common
    Additional abbreviations may also be used though not in the above list

For  Value  Received,  ________________________________________  hereby shall, assign  and  transfer  unto

PLEASE  INSERT  SOCIAL  SECURITY  OR  OTHER
IDENTIFYING  NUMBER  OF  ASSIGNEE


__________________


                                S P E C I M A N

----------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS FOLLOWING ZIP CODE OF ASSIGNEE)

---------------------------------------------------------------------------

---------------------------------------------------------------------------

----------------------------------------------------------------------Shares

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________________________________


     NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature  Guaranteed

By:
The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee ______ Program) pursuant to S.E.C. Rule 17ad-15.

THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONCE CLASS, NAMELY COMMON STOCK AND PREFERRED STOCK AND IS AUTHORIZED TO ISSUE PREFERRED STOCK IN SERIES PURSUANT TO COLORADO REVISED STATUTES. THE CORPORATION'S PRINCIPAL OFFICE WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE VOTING POWERS, DESIGNATIONS, PREFERENCES, LIMIGATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF THE STOCK OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED BY THE CORPORATION.